EXHIBIT 32.1: CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

            In connection with the accompanying Quarterly Report on Form 10-QSB of Magna-Lab, Inc. for the quarter and six months ended August 31, 2003, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

            (1) such Quarterly Report on Form 10-QSB for the quarter and six months ended August 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) the information contained in such Quarterly Report on Form 10-QSB for the quarter and six months ended August 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of Magna-Lab, Inc.


      October 13, 2003                            /s/ John R. Geisel
                                                  ------------------
                                                  Name: John Geisel
                                                  Title: Chief Executive Officer


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